UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 2, 2006
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street Chicago, Illinois 60605-1028 (312) 394-4321	36-0938600
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street - 37th Floor P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events
Item 8.01 Other Events.

On September 14, 2006, the Illinois Commerce Commission (ICC) voted unanimously to allow the results of the State’s first auction to procure electric power for fixed-price customers of Commonwealth Edison Company (ComEd) and other Illinois utilities to go into effect. New electric rates will apply to electricity usage beginning on January 2, 2007. The new rates will be the first general rate increase since 1995. ComEd reduced its rates by 15% for residential customers in 1998, with an additional 5% reduction during 2001.

On October 2, 2006, the Speaker of the Illinois House of Representatives (the “Speaker”) wrote to the Governor of Illinois asking that he convene a special session of the Illinois General Assembly within seven days to consider legislation identical in content to House Bill 5766, which would keep the current electric rate freeze in effect until 2010 (“Rate Freeze Legislation”). The Speaker asserted that the issue should be addressed before the November veto session. In response to the Speaker’s letter, on October 2, 2006 the Governor of Illinois wrote to the Speaker, the President of the Illinois Senate, and the Minority Leaders of both houses to inform them that he intended to work with them to secure sufficient support to pass Rate Freeze Legislation and that he would immediately call a special session once they had enough votes to pass Rate Freeze Legislation. He also stated that he would call a special session if they were unable to reach consensus on Rate Freeze Legislation in the near future.

On October 2, 2006, Frank M. Clark, ComEd’s Chairman and CEO, issued a statement on the call for a special session on rate freeze extension legislation. A copy of the statement is attached as Exhibit 99 to this Current Report on Form 8-K.

* * * * *

This combined Form 8-K is being filed separately by ComEd and Exelon Corporation (Exelon) (together, the Registrants). Information contained herein relating to any individual Registrant has been filed by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

Forward-Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) Exelon’s 2005 Annual Report on Form 10-K—ITEM 1A Risk Factors, (b) Exelon’s 2005 Annual Report on Form 10-K—ITEM 8 Financial Statements and Supplementary Data: ComEd—Note 17 and Exelon—Note 20 and (c) other factors discussed in filings with the SEC by ComEd and Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. Neither ComEd nor Exelon undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

99  ComEd Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                               COMMONWEALTH EDISON COMPANY

                                                                                                /s/ Robert K. McDonald
                                                                                                Robert K. McDonald
                                                                                                                                                      Senior Vice President, Chief Financial Officer
                                                                                                and Treasurer

                                                                                               EXELON CORPORATION

                                                                                                /s/ John F. Young
                                                                                                John F. Young
                                                                                                Executive Vice President, Finance and Markets,
                                                                                                and Chief Financial Officer Exelon Corporation

October 3, 2006

EXHIBIT INDEX

Exhibit No. Description

            99  ComEd Press Release